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                           SMITH BARNEY EQUITY FUNDS
                               on behalf of the
                      SMITH BARNEY SOCIAL AWARENESS FUND

                        Supplement dated June 29, 2004
               to the Prospectus, as amended, dated May 28, 2004
       and to the Statement of Additional Information dated May 28, 2004

   The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and the Statement of Additional Information:

   The Board of Trustees of the Smith Barney Equity Funds (the "Trust") on June 25, 2004, approved an amendment to the administration agreement between the Trust, on behalf of the Smith Barney Social Awareness Fund (the "Fund"), a series of the Trust, and Smith Barney Fund Management LLC. Effective July 1, 2004, the administrative services fee, which is calculated daily and payable monthly, will be reduced from 0.20% of the Fund's average daily net assets to 0.10% of the Fund's average daily net assets. The Fund's combined advisory fee and administrative services fee will be reduced from 0.75% to 0.65% of the Fund's average daily net assets. The terms of the amended administration agreement are the same in all other material respects as the current administration agreement.


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